CLASS-LEVEL ADMINISTRATION AGREEMENT

This AMENDED AND RESTATED CLASS-LEVEL ADMINISTRATION AGREEMENT (this “Agreement”) is made as of this 1st date of July, 2015, as amended and restated as of December 6, 2021, between Allspring Funds Trust, a Delaware statutory trust (the “Trust”) and Allspring Funds Management, LLC, a limited liability company organized under the laws of the State of Delaware (“Funds Management”).

WHEREAS, this Class-Level Administration Agreement amends and replaces the agreement dated July 1, 2015 previously entered into by and between the parties;

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust desires to retain Funds Management to render certain administrative services to the share classes (individually, a “Class” and collectively, the “Classes”) of the Trust’s investment portfolios (individually, a “Fund” and collectively, the “Funds”) listed on Appendix A, and Funds Management is willing to render such services; and

WHEREAS, the Trust, on behalf of each Fund, has entered into an investment management agreement ( “Investment Management Agreement”) with Funds Management for the provision of advisory services and Fund-level administrative services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.       Appointment. The Trust hereby appoints Funds Management to act as Class-level Administrator of the Funds, and Funds Management hereby accepts such appointment and agrees to render such services and duties set forth in Paragraph 3, for the compensation and on the terms herein provided. Each new investment portfolio and share class thereof established in the future by the Trust shall automatically become a “Fund” or “Class,” respectively, for all purposes hereunder as if it were listed on Appendix A, absent written notification to the contrary by either the Trust or Funds Management.

2.       Delivery of Documents. The Trust shall furnish to, or cause to be furnished to, Funds Management originals of, or copies of, all books, records, and other documents and papers related in any way to the administration of the Trust.

3.       Duties as Class-Level Administrator. Funds Management shall, at its expense, provide the following administrative services in connection with the operations of the Trust and the Funds to the degree and extent that such services are provided to a Class, even if that Class is the only Class offered by a Fund, or Classes of a Fund (“Class-Level Duties”):

(a)	coordinate, supervise and make all payments to the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers;
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(b)	receive and tabulate shareholder votes;

(c)	furnish statistical and research data;

(d)	coordinate (or assist in) the preparation and filing with the U.S. Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

(e)	prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

(f)	prepare and file Form 24F-2s and N-CENs;

(g)	review bills submitted to the Funds on behalf of specific Classes and, upon determining that a bill is appropriate, allocate amounts to the appropriate Classes and instruct the Funds’ custodian to pay such bills;

(h)	coordinate (or assist in) the preparation of reports and other information materials regarding the Classes, including prospectuses, proxies and other shareholder communications;

(i)	prepare expense table and performance information for annual updates;

(j)	provide legal and regulatory advice to the Funds in connection with its Class-level administrative functions, including assignment of matters to outside legal counsel and supervision of the work of such counsel;

(k)	provide office facilities and clerical support for the Funds on behalf of specific Classes;

(l)	develop and implement procedures for monitoring compliance with Class-level regulatory requirements;

(m)	serve as liaison between the Funds on behalf of specific Classes and their independent auditors;

(n)	review payments of Class expenses;

(o)	prepare expense budgeting and accruals;

(p)	provide communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant, any co-administrators, and other service organizations that render recordkeeping or shareholder communication services;
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(q)	assemble and disseminate to appropriate parties information concerning Class performance, expenses, distributions and administration;

(r)	provide reports to the Funds’ Board of Trustees (“Board”) regarding the Classes’ activities;

(s)	assist in the preparation and assembly of meeting materials, including comparable fee information, as required, for the Funds’ Board; and

(t)	provide any other administrative services reasonably necessary for the operation of the Classes other than those services that are to be provided by the Trust’s transfer and dividend disbursing agent, custodian, and fund accountant, provided that nothing in this Agreement shall be deemed to require Funds Management to provide any services that may not be provided by it under applicable banking laws and regulations.

In performing all of the services under this Agreement, Funds Management shall: (a) act in conformity with the Trust’s Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to time, and all relevant rules thereunder, and with the Trust’s registration statement under the Securities Act of 1933 and the 1940 Act, as may be amended from time to time; (b) consult and coordinate with legal counsel to the Trust as necessary and appropriate; and (c) advise and report to the Trust and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

In connection with its duties under this Paragraph, Funds Management may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with Funds Management to comply with this Agreement and all relevant provisions of the 1940 Act any other applicable laws as may be amended from time to time, and all relevant rules thereunder. Funds Management will provide the Trust with a copy of each sub-administration agreement it executes relating to the Trust. Funds Management will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Paragraph 5.

4.       Compensation. In consideration of the Class-Level Duties rendered by Funds Management under this Agreement for each multi-class Fund and each single class Fund, the Trust shall pay Funds Management a Class-level administrative fee as shown on Appendix A. The fees payable pursuant to this Paragraph shall be calculated based on the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of each Class’s net assets, as appropriate, during the preceding month. If the fee payable to Funds Management pursuant to this Paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Class’s net assets shall be computed in the manner

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specified in that Class’s registration statement as then on file with the SEC for the computation of the value of the Class’s net assets in connection with the determination of the net asset value of Class shares. For purposes of this Agreement, a “business day” for a Class is any day that a Fund issuing the Class is open for trading.

5.	Limitation of Liability; Indemnification.

(a)	Funds Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from Funds Management’s willful misfeasance, bad faith, or negligence in the performance of its obligations and duties or that of its agents or sub-administrators, or by reason of its or their reckless disregard thereof. Any person, even though also an officer, director, employee or agent of Funds Management, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Funds Management’s duties as Administrator hereunder), to be acting solely for the Trust and not as an officer, director, employee, or agent or one under the control or discretion of Funds Management even though paid by it.

(b)	The Trust, on behalf of each Fund, will indemnify Funds Management against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit relating to the particular Fund and not resulting from willful misfeasance, bad faith, or negligence of Funds Management or its agents or sub-administrators in the performance of their obligations and duties hereunder, or by reason of its or their reckless disregard thereof. Funds Management will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust’s prior written consent. Any amounts payable by the Trust under this Subparagraph shall be satisfied only against the assets of the Fund involved in the claim, demand, action, or suit and not against the assets of any other Fund.

(c)	Funds Management will indemnify the Trust against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit against the Trust or any Fund that resulted from a failure of Funds Management or its agents to act in accordance with the standard of care set forth in Subparagraph (a) above; provided that such loss, claim, damage, liability or expense did not result primarily from willful misfeasance, bad faith, or negligence of the Trust or its agents (other than Funds Management or agents of Funds Management) in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. The Trust will not confess any claim or settle or make any compromise in any instance in which Funds Management will be asked to provide indemnification, except with Funds Management’s prior written consent.
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6.       Allocation of Expenses. Funds Management assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition to the fees described in Section 4 of this Agreement, the Trust (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Trust) shall pay all of its Class-level expenses which are not expressly assumed by Funds Management hereunder. The Class-level expenses of legal counsel and accounting experts retained by Funds Management, after consulting with the Trust’s legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by Funds Management of its duties under this Agreement, shall be deemed to be Class-level expenses of, and shall be paid for by, the Trust.

7.       Amendments. The Fund-level administrative duties and fees of those agreements have been incorporated into the Investment Management Agreement. This Agreement may be amended at any time by mutual agreement in writing of the Trust and Funds Management, provided that the Board, including a majority of the trustees who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act, approves any such amendment in advance.

8.       Administrator’s Other Businesses. Except to the extent necessary to perform Funds Management’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Funds Management, or any affiliate or employee of Funds Management, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9.       Duration. This Agreement shall become effective on its execution date and shall remain in full force and effect for one year or until terminated pursuant to the provisions in Paragraph 10, and it may be reapproved at least annually by the Board, including a majority of the directors who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act.

10.    Termination of Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the members of the Board, on 60 days’ written notice to Funds Management; or by Funds Management on 60 days’ written notice to the Trust.

11.    Trust not bound to violate its Declaration of Trust. Nothing in this Agreement shall require the Trust to take any action contrary to any provision of its Declaration of Trust or to any applicable statute or regulation.

12.    Miscellaneous.

(a)	Any notice or other instrument authorized or required by this Agreement to be given in writing to the Trust or Funds Management shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.
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To the Trust:

Allspring Funds Trust

525 Market Street, 12th Floor

San Francisco, California 94105

To Funds Management:

Allspring Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, California 94105

(b)	This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be subject to assignment (as that term is defined under the 1940 Act) without the written consent of the other party.

(c)	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d)	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to constitute only one agreement.

(e)	The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)	If any provision of this Agreement is declared to be prohibited or unenforceable, the remaining provisions of this Agreement shall continue to be valid and fully enforceable.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

ALLSPRING FUNDS TRUST

By:
Name: Matthew Prasse
Title: Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By:
Name: Andrew Owen
Title: President and CEO
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Appendix A

ALLSPRING FUNDS TRUST

CLASS-LEVEL ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Class-Level Administration Fees listed below are calculated on the total net assets of each Class.

Fees for Funds Trust Multi-Class Funds1

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Class Level Admin. Fee
Class A, Class C, Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R4	0.08%
Class R6	0.03%
Absolute Return Fund	Class Level Admin. Fee
Class A, Class C, Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R6	0.03%
Asset Allocation Fund	Class Level Admin. Fee
Class A, Class C, Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Class Level Admin. Fee
Class A2, Class A, Class C, Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Class R6	0.03%

[1]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the conversion of all Class R shares into Class A shares, and the conversion of certain Class R4 shares to Institutional Class shares, effective on or about June 16, 2023.
A-1

Multi-Class Money Market Funds and Classes	Class Level Admin. Fee
Class A and Class C	0.22%
Elevate Class[2]	0.06%
Administrator Class	0.10%
Institutional Class	0.08%
Premier Class	0.08%
Select Class	0.04%
Service Class	0.12%
Sweep Class	0.03%
Tribal Inclusion Class[2]	0.06%

[2]	On November 16, 2022, the Board of Trustees of Allspring Funds Trust approved the establishment of the Elevate Class and the Tribal Inclusion Class to the Allspring Government Money Market Fund. Both share classes will become effective at a date to be determined.
A-2

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Class Level Admin. Fee
Retail Class	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Single Class Fixed Income (Non-Money Market) Funds	Class Level Admin. Fee
Retail Class	0.16%
Administrator Class	0.10%
Institutional Class	0.08%
Single Class Money Market Funds	Class Level Admin. Fee
Retail Class	0.22%
Service Class	0.12%
Institutional Class	0.08%

Appendix A Amended: February 28, 2023

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Schedule A to Appendix A

Class-Level Administration Agreement

ALLSPRING FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Allspring Absolute Return Fund Class A Class C Class R3 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Allspring Alternative Risk Premia Fund Class R6 Institutional Class	0.03% 0.13%
Allspring Asset Allocation Fund Class A Class C Class R4 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Allspring C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%

[3]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Absolute Return Fund, effective on or about June 16, 2023.
[4]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Asset Allocation Fund, effective on or about June 16, 2023.
A-4

Funds/Classes	Class-Level Admin. Fee
Allspring California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Allspring Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Conservative Income Fund Class A2 Institutional Class	0.16% 0.08%
Allspring Core Bond Fund[5] Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.08% 0.03% 0.10% 0.08%
Allspring Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.21% 0.03% 0.13% 0.13%
Allspring Disciplined U.S. Core Fund Class A Class C Class R6 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%

[5]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A and Class R4 to Institutional Class conversions for the Allspring Core Bond Fund, effective on or about June 16, 2023.
[6]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Disciplined U.S. Core Fund, effective on or about June 16, 2023.
A-5

Funds/Classes	Class-Level Admin. Fee
Allspring Discovery All Cap Growth Fund Class A Class C Class R7 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Allspring Discovery Innovation Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Allspring Discovery Large Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Discovery Mid Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Discovery Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Discovery SMID Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Allspring Diversified Income Builder Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%

[7]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Discovery All Cap Growth Fund, effective on or about June 16, 2023.
A-6

Funds/Classes	Class-Level Admin. Fee
Allspring Dynamic Target Today Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2015 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2020 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2025 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2030 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2035 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2040 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2045 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
A-7

Funds/Classes	Class-Level Admin. Fee
Allspring Dynamic Target 2050 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2055 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2060 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Dynamic Target 2065 Fund Class A Class C Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Allspring Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Emerging Markets Equity Income Fund Class A Class C Class R8 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%

[8]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Emerging Markets Equity Income Fund, effective on or about June 16, 2023.
A-8

Funds/Classes	Class-Level Admin. Fee
Allspring Global Investment Grade Credit Fund Class A Class C Class R6 Institutional Class	0.16% 0.16% 0.03% 0.08%
Allspring Global Long/Short Equity Fund Class A Class C Class R6 Institutional Class	0.21% 0.21% 0.03% 0.13%
Allspring Government Money Market Fund[9] Class A Administrator Class Elevate Class Institutional Class Select Class Service Class Sweep Class Tribal Inclusion Class	0.22% 0.10% 0.06% 0.08% 0.04% 0.12% 0.03% 0.06%
Allspring Government Securities Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Allspring Growth Balanced Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Allspring Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Allspring High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%

[9]	On November 16, 2022, the Board of Trustees of Allspring Funds Trust approved the establishment of the Elevate Class and the Tribal Inclusion Class to the Allspring Government Money Market Fund. Both share classes will become effective at a date to be determined.
A-9

Funds/Classes	Class-Level Admin. Fee
Allspring High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring Income Plus Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Allspring Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Allspring Index Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Allspring Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring International Equity Fund Class A Class C Class R10 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%

[10]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring International Equity Fund, effective on or about June 16, 2023.
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Funds/Classes	Class-Level Admin. Fee
Allspring Large Cap Core Fund Class A Class C Class R11 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Large Cap Growth Fund[12] Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Allspring Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Managed Account CoreBuilder Shares – Series CP	0.00%
Allspring Managed Account CoreBuilder Shares – Series EM	0.00%
Allspring Managed Account CoreBuilder Shares – Series EPI[13]	0.00%
Allspring Managed Account CoreBuilder Shares – Series M	0.00%
Allspring Managed Account CoreBuilder Shares – Series SM	0.00%
Allspring Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Allspring Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%

[11]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Large Cap Core Fund, effective on or about June 16, 2023.
[12]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A and Class R4 to Institutional Class conversions for the Allspring Large Cap Growth Fund, effective on or about June 16, 2023.
[13]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the establishment of the Allspring Managed Account CoreBuilder Shares – Series EPI, effective in the second quarter 2023.
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Funds/Classes	Class-Level Admin. Fee
Allspring Money Market Fund Class A Class C Premier Class Service Class	0.22% 0.22% 0.08% 0.12%
Allspring Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
Allspring Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.22% 0.10% 0.08% 0.12%
Allspring Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Allspring Precious Metals Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
A-12

Funds/Classes	Class-Level Admin. Fee
Allspring Premier Large Company Growth Fund Class A Class C Class R4[14] Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Allspring Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring Short-Term Bond Plus Fund Class A Class C Class R6 Institutional Class	0.16% 0.16% 0.03% 0.08%
Allspring Short-Term High Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Allspring Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring Small Cap Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%

[14]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R4 to Institutional Class conversion for the Allspring Premier Large Company Growth Fund, effective on or about June 16, 2023.
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Funds/Classes	Class-Level Admin. Fee
Allspring Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Special Global Small Cap Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Allspring Special International Small Cap Fund Class A Class C Class R6 Institutional Class	0.21% 0.21% 0.03% 0.13%
Allspring Special Large Cap Value Fund Class A Class C Class R15 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Special Mid Cap Value Fund Class A Class C Class R16 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Allspring Special Small Cap Value Fund Class A Class C Class R17 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%

[15]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Special Large Cap Value Fund, effective on or about June 16, 2023.
[16]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Special Mid Cap Value Fund, effective on or about June 16, 2023.
[17]	On February 28, 2023, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Special Small Cap Value Fund, effective on or about June 16, 2023.
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Funds/Classes	Class-Level Admin. Fee
Allspring Spectrum Aggressive Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Allspring Spectrum Conservative Growth Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
Allspring Spectrum Growth Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
Allspring Spectrum Income Allocation Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
Allspring Spectrum Moderate Growth Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
Allspring Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Allspring Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class	0.22% 0.10% 0.08% 0.04% 0.12%
Allspring Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Allspring Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
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Funds/Classes	Class-Level Admin. Fee
Allspring U.S Long/Short Equity Fund Class A Class C Class R6 Institutional Class	0.21% 0.21% 0.03% 0.13%
Allspring Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Allspring Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Allspring 100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.03%

Schedule A Amended: February 28, 2023

[Signature page follows]

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The foregoing fee schedule is agreed to as of February 28, 2023 and shall remain in effect until changed in writing by the parties.

ALLSPRING FUNDS TRUST

By:
Name: Matthew Prasse
Title: Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By:
Name: Andrew Owen
Title: President and CEO
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